UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-499
                                   ------------


                             AXP INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
  Selective
          Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2005

AXP Selective Fund seeks to provide shareholders with current income and preservation of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                          8

Investments in Securities                                10

Financial Statements (Portfolio)                         18

Notes to Financial Statements (Portfolio)                21

Report of Independent Registered
   Public Accounting Firm (Portfolio)                    26

Financial Statements (Fund)                              27

Notes to Financial Statements (Fund)                     30

Report of Independent Registered
   Public Accounting Firm (Fund)                         40

Federal Income Tax Information                           41

Fund Expenses Example                                    44

Board Members and Officers                               46

Approval of Investment Management Services Agreement     49

Proxy Voting                                             50

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Fund Snapshot AT MAY 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Jamie Jackson, CFA                6/03                       17
Scott Kirby                       6/03                       24
Tom Murphy, CFA                   2/03                       19

FUND OBJECTIVE

For investors seeking current income and preservation of capital.

Inception dates by class
A: 4/6/45     B: 3/20/95   C: 6/26/00   I: 7/15/04   Y: 3/20/95

Ticker symbols by class
A: INSEX      B: ISEBX     C: ASLCX     I: ASTIX     Y: IDEYX

Total net assets                                         $913.9 million

Number of holdings                                                  261

Weighted average life(1)                                      6.1 years

Effective duration(2)                                         3.7 years

Weighted average bond rating(3)                                     AA+

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
         X         HIGH
                   MEDIUM   QUALITY
                   LOW

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Mortgage-backed securities 35.4%

U.S. government obligations & agencies 26.2%

Corporate bonds* 17.2%

CMBS/ABS** 13.7%

Short-term securities*** 5.5%

Foreign government bonds 2.0%

  * Includes 7.6% Financials, 1.9% Telecommunications services, 1.7% Industrials, 1.7% Information technology, 1.1% Consumer discretionary, 0.9% Energy, 0.9% Utilities, 0.5% Consumer staples, 0.5% Health care and 0.4% Materials.

 **  Commercial mortgage-backed/Asset-backed securities

*** Of the 5.5%, 2.5% is due to security lending activity and 3.0% is the Portfolio's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                         80.6%
AA bonds                                                           5.9%
A bonds                                                            3.9%
BBB bonds                                                          9.6%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Fund holdings are subject to change.

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3   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                           +6.06%   +6.82%   +7.26%

+6.06%   =  AXP Selective Fund Class A (excluding sales charge)
+6.82%   =  Lehman Brothers Aggregate Bond Index (unmanaged)
+7.26%   =  Lipper Corporate Debt - A rated Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B               Class C             Class I        Class Y
(Inception dates)            (4/6/45)              (3/20/95)             (6/26/00)           (7/15/04)      (3/20/95)
                                                          After                 After
                        NAV(1)      POP(2)    NAV(1)     CDSC(3)    NAV(1)     CDSC(4)        NAV(5)         NAV(6)
at May 31, 2005

1 year                  +6.06%      +1.02%    +5.26%     +0.26%     +5.26%     +4.26%           N/A          +6.24%
3 years                 +3.59%      +1.92%    +2.81%     +1.54%     +2.81%     +2.81%           N/A          +3.72%
5 years                 +5.38%      +4.36%    +4.59%     +4.26%       N/A        N/A            N/A          +5.53%
10 years                +5.37%      +4.86%    +4.58%     +4.58%       N/A        N/A            N/A          +5.51%
Since inception         +6.71%      +6.62%    +5.17%     +5.17%     +4.38%     +4.38%         +5.25%*        +6.11%

at June 30, 2005
1 year                  +6.01%      +0.98%    +5.22%     +0.22%     +5.22%     +4.22%           N/A          +6.32%
3 years                 +4.17%      +2.49%    +3.38%     +2.12%     +3.38%     +3.38%           N/A          +4.33%
5 years                 +5.03%      +4.01%    +4.24%     +3.90%     +4.24%     +4.24%           N/A          +5.20%
10 years                +5.34%      +4.83%    +4.54%     +4.54%       N/A        N/A            N/A          +5.49%
Since inception         +6.71%      +6.62%    +5.16%     +5.16%     +4.38%     +4.38%         +5.68%*        +6.11%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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4   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below the Fund's portfolio management team discusses the Fund's results and positioning for the period.

Q:  How did AXP Selective Fund perform for the 12-month period ended May 31,
    2005?

A: AXP Selective Fund's Class A shares (excluding sales charge) gained 6.06% for the 12 months ended May 31, 2005. The Lehman Brothers Aggregate Bond Index (Lehman Index) rose 6.82%, while the Lipper Corporate Debt - A rated Funds Index, representing the Fund's peer group, advanced 7.26%.

Q: What factors most significantly affected performance during the annual period?

A: Several factors contributed positively to the Fund's performance. As the Federal Reserve Board (the Fed) raised interest rates eight times during the annual period, bringing the targeted federal funds rate to 3%, short-term Treasury rates rose dramatically. However, longer-term interest rates fell sharply, as global growth moderated and inflation pressures appeared to remain contained. As a result, the yield spread between two-year and 30-year maturity Treasuries narrowed significantly causing a flattening of the yield curve. We had prudently positioned the Fund with a modest exposure to shorter maturity bonds in favor of longer maturity securities, which outperformed.

    The Fund's sector allocation also helped relative returns for the annual period. Specifically, the Fund's positioning in mortgages, commercial mortgage-backed securities (CMBS) and asset-backed securities benefited performance. These high-quality spread sectors fared well during the fiscal year, as investors sought incremental yield from these securities. Within the mortgage sector, the Fund's relative results were also boosted by strong issue selection and a better-than-Lehman Index yield profile. While investment grade credit was the laggard of the spread sectors due mainly to a series of high-profile earnings and cash flow warnings by both General Motors and Ford, the Fund benefited from our tactical allocation shifts and issue selection within investment grade credit over the fiscal year. In particular, key holdings in cable, telecommunications and healthcare issues outperformed the Lehman Index.

    The Fund's performance was also modestly helped during the fiscal year by its small global bond position, which included holdings denominated in euros. These global bonds advanced due to the significant strengthening of the euro vs. the U.S. dollar in late 2004, even though the euro fell back to lower levels toward

SEC YIELDS

At May 31, 2005 by class
A: 3.43%      B: 2.85%     C: 2.85%     I: 3.95%    Y: 3.77%

At June 30, 2005 by class
A: 3.48%      B: 2.91%     C: 2.91%     I: 4.00%    Y: 3.83%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

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5   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We had prudently positioned the Fund with a modest exposure to shorter maturity bonds in favor of longer maturity securities, which outperformed. [END CALLOUT QUOTE]

    the end of the period. A weaker dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

    Partially offsetting these positives was the Fund's focus within the mortgage sector on higher coupon bonds. While these bonds offered both attractive yields and potential protection from higher rates, lower coupon bonds outperformed for the 12 months. Also detracting from the Fund's relative results was its moderate position within agencies, which performed well over the period. Furthermore, the Fund's investment strategy precludes it from owning high yield corporate or emerging market bonds. These two sectors, held by many funds in our peer group, significantly outpaced the Lehman Index for the annual period. Overall, the Fund's conservative risk profile hurt relative returns at a time when shorter-term securities underperformed and long-term bonds rallied. We believed rates would move more aggressively than they did and sought to reduce the Fund's exposure to volatility when possible.

    The Fund's duration positioning had a rather neutral effect on its relative performance, as the yield on five-year Treasuries, a good proxy for the duration of the Lehman Index, was essentially unchanged from the beginning to end of the fiscal year.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: As the yield curve flattened dramatically, we removed some of the Fund's yield curve flattening bias and reduced the portfolio's sensitivity to changes in interest rates. While we kept duration shorter than the Lehman Index throughout the annual period, we made minor adjustments to portfolio duration and yield curve positioning as market conditions changed relative to our view on interest rates.

    Within the spread sectors, we maintained the Fund's significant exposure to CMBS and asset-backed securities throughout the fiscal year, as we believe these sectors offer attractive yield as well as the kind of defensive characteristics we want in the current market environment. However, in mortgages and investment grade credit, we tactically shifted Fund allocations as our opinion of sector relative value evolved. We also increased the Fund's cash position, patiently seeking opportunities to invest in the market at higher yield levels.

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6   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We will continue to monitor inflation numbers, as they remain the key indicator for the economy in the coming months. [END CALLOUT QUOTE]

    Throughout the period, we constantly re-evaluated all of the Fund's positions as we sought to have the best risk/reward opportunities in the Fund across sectors, with an eye toward holding greater positions in securities that may offer the highest likelihood of outperforming the Lehman Index. Overall, the opportunistic changes we made in response to valuations or market developments resulted in an annual portfolio turnover rate of 297%. At the end of the annual period, the Fund had a modest exposure to investment grade credit and mortgage securities in favor of CMBS and asset-backed securities and a small position in global bonds.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through the summer. There may be cause for the Fed to deviate from its measured pace and increase interest rates more vigorously than the market currently anticipates. Indeed, we will continue to monitor inflation numbers, as they remain the key indicator for the economy in the coming months. In addition, we anticipate that the yield curve may flatten a bit more in the near term but that after an extended period of yield curve flattening, the difference between short- and long-term maturities may stabilize somewhat in the months ahead with more parallel shifts across the yield curve.

    Based on this view, we intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. In the spread sectors, we intend to maintain the Fund's modest exposure to investment grade credit and to maintain a defensive position in mortgages by emphasizing premium coupons, 15-year mortgages and attractive structural attributes. We further intend to maintain our emphasis on defensive investments such as AAA-rated CMBS and asset-backed securities as high-quality substitutes for corporate bonds. As always, we maintain a disciplined focus on individual security selection.

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7   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Selective Fund Class A shares (from 6/1/95 to 5/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - A rated Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005          $0.32        $  --           $  --          $0.32
May 31, 2004           0.28           --              --           0.28
May 31, 2003           0.33         0.01            0.03           0.37
May 31, 2002           0.40           --            0.02           0.42
May 31, 2001           0.52           --              --           0.52

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8   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

[LINE CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP SELECTIVE FUND

AXP Selective Fund Class A
  (includes sales charge)      $ 9,525 $ 9,936  $10,738  $11,828  $12,265  $12,367 $13,791  $14,460  $15,335  $15,155 $16,074

Lehman Brothers Aggregate
  Bond Index(1)                $10,000 $10,438  $11,306  $12,540  $13,085  $13,362 $15,115  $16,339  $18,231  $18,151 $19,389

Lipper Corporate Debt - A
  rated Funds Index(2)
                               $10,000 $10,385  $11,227  $12,490  $12,815  $12,877 $14,521  $15,521  $17,264  $17,209 $18,459
                                 `95     `96      `97      `98      `99      `00     `01      `02      `03      `04     `05

COMPARATIVE RESULTS

Results at May 31, 2005                                                                                        Since
                                                        1 year      3 years      5 years     10 years      inception(3)
AXP Selective Fund (includes sales charge)
Class A     Cumulative value of $10,000                $10,102      $10,587      $12,379      $16,074         $472,624
            Average annual total return                 +1.02%       +1.92%       +4.36%       +4.86%           +6.62%

Lehman Brothers Aggregate Bond Index(1)
            Cumulative value of $10,000                $10,682      $11,866      $14,511      $19,389              N/A
            Average annual total return                 +6.82%       +5.87%       +7.73%       +6.85%              N/A

Lipper Corporate Debt - A rated Funds Index(2)
            Cumulative value of $10,000                $10,726      $11,893      $14,336      $18,459              N/A
            Average annual total return                 +7.26%       +5.95%       +7.47%       +6.32%              N/A

Results for other share classes can be found on page 4.

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Corporate Debt - A rated Funds Index includes the 30 largest corporate debt A rated funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from April 6, 1945. The Fund began operating before the inception of the Lehman Brothers Aggregate Bond Index and Lipper peer group.

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9   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Investments in Securities

Quality Income Portfolio

May 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (100.4%)
Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Foreign government (2.1%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%             4,673,000(c)              $6,092,942
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38              3,857,000(c)               4,321,769
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50              3,223,000(c)               6,131,094
United Mexican States
  (U.S. Dollar)
   09-27-34               6.75              2,485,000(c)               2,625,403
Total                                                                 19,171,208

U.S. government obligations & agencies (27.8%)
Federal Home Loan Bank
   05-22-06               2.88             14,730,000                 14,620,438
   08-11-06               3.25              7,050,000                  7,013,199
   04-18-08               4.13              2,585,000                  2,603,144
   06-14-13               3.88             10,500,000                 10,299,933
Federal Home Loan Mtge Corp
   09-15-06               3.63              7,265,000                  7,257,938
   06-15-08               3.88             18,350,000                 18,367,800
   03-18-09               3.76              2,810,000                  2,789,962
   07-15-09               4.25             10,000,000                 10,112,073
   01-15-12               5.75             14,425,000                 15,750,831
Federal Natl Mtge Assn
   05-15-11               6.00              3,520,000                  3,859,184
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
   09-15-08               6.99              3,888,889                  4,068,944
U.S. Treasury
   12-31-05               1.88              3,000,000(l)               2,975,976
   08-15-07               2.75              9,000,000                  8,837,226
   02-15-08               3.38             11,740,000                 11,659,745
   04-15-10               4.00             13,910,000(m)              14,053,440
   05-15-10               3.88              5,425,000(m)               5,454,669
   02-15-15               4.00             11,065,000(m)              11,039,064
   05-15-15               4.13             12,975,000                 13,100,702
   08-15-23               6.25             19,435,000                 23,944,522

Bonds (continued)
Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

U.S. government obligations & agencies (cont.)
U.S. Treasury (cont.)
   02-15-26               6.00%           $52,654,000(l)             $63,964,342
   02-15-31               5.38              2,080,000                  2,408,900
Total                                                                254,182,032

Commercial mortgage-backed(f)/
Asset-backed securities (14.6%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.19              7,041,361(d,i)             7,041,360
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                825,000(d,e)               808,603
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00              2,000,000(e)               1,982,188
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98              1,500,000(e)               1,477,970
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05              3,000,000(b,e)             2,992,968
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              2,250,000(d,e)             2,242,002
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94              1,300,000                  1,331,447
  Series 2005-1 Cl A4
   11-10-42               5.03              1,250,000                  1,288,599
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00              3,024,821                  2,976,818
  Series 2004-PWR6 Cl A6
   11-11-41               4.83              1,750,000                  1,775,918
  Series 2004-T16 Cl A3
   02-13-46               4.03                600,000                    595,113
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              5,368,616(d)               5,407,821
Capital Auto Receivables Asset Trust
  Series 2005-1 Cl A4
   07-15-09               4.05              2,800,000(b)               2,801,750

See accompanying notes to investments in securities.

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10   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08%            $1,600,000(b)              $1,599,927
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                900,000                    906,227
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15              4,500,000(d)               4,490,508
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.31              3,280,000(d,i)             3,280,328
  Series 2004-LB3A Cl A3
   07-10-37               5.09              3,500,000                  3,607,917
  Series 2004-LB3A Cl A4
   07-10-37               5.23                906,000                    941,740
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49              1,922,104                  1,934,633
  Series 2004-C1 Cl A2
   01-15-37               3.52              1,550,000                  1,517,608
Federal Natl Mtge Assn
   11-01-10               4.47                559,054                    559,272
   11-01-12               4.84              1,830,898                  1,895,584
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56              2,826,726                  2,924,241
  Series 2004-C2 Cl A2
   03-10-40               4.12              3,250,000                  3,223,253
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
   05-15-33               6.30              2,200,000                  2,347,532
  Series 2004-C3 Cl A4
   12-10-41               4.55              1,700,000                  1,703,342
  Series 2004-C3 Cl A5
   12-10-41               4.86              1,800,000                  1,828,044
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42               3.92              1,242,393                  1,238,268
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53              1,400,000                  1,393,126
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37              1,345,246                  1,351,545

Bonds (continued)
Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
JPMorgan Chase Commercial Mtge Securities (cont.)
  Series 2003-CB6 Cl A2
   07-12-37               5.26%            $1,500,000                 $1,565,945
  Series 2003-LN1 Cl A1
   10-15-37               4.13              1,290,694                  1,277,434
  Series 2003-ML1A Cl A1
   03-12-39               3.97              1,113,017                  1,099,182
  Series 2004-CBX Cl A3
   01-12-37               4.18              1,000,000                    993,776
  Series 2004-CBX Cl A5
   01-12-37               4.65              1,500,000                  1,509,350
  Series 2005-CB11 Cl A3
   08-12-37               5.20              1,557,000                  1,616,425
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              2,790,000                  2,917,832
  Series 2002-C4 Cl A4
   09-15-26               4.56              1,800,000                  1,810,012
  Series 2003-C8 Cl A2
   11-15-27               4.21              5,130,000                  5,126,305
  Series 2003-C8 Cl A3
   11-15-27               4.83              1,150,000                  1,173,748
  Series 2004-C2 Cl A3
   03-15-29               3.97              1,200,000                  1,165,548
  Series 2004-C4 Cl A3
   06-15-29               4.99              1,000,000(i)               1,037,265
  Series 2004-C6 Cl A2
   08-15-29               4.19              1,995,000                  1,983,090
  Series 2004-C6 Cl A4
   08-15-29               4.58                450,000                    453,135
  Series 2004-C7 Cl A2
   10-15-29               3.99              1,000,000                    987,500
  Series 2004-C8 Cl A2
   12-15-29               4.20              2,300,000                  2,292,916
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40              1,400,000(e)               1,390,060
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               3.48              1,000,000(i)               1,000,650
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94              1,500,000                  1,478,513
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27              4,331,446                  4,148,087

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Morgan Stanley Capital I (cont.)
  Series 2004-HQ4 Cl A5
   04-14-40               4.59%            $1,350,000                 $1,357,655
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              2,200,000                  2,186,024
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98              2,235,000                  2,426,912
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90              1,450,000                  1,434,456
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                980,000                    966,691
  Series 2005-A Cl A3
   10-15-08               3.54              1,900,000                  1,888,619
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                955,000                    957,316
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67              1,539,505                  1,506,232
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                843,801(e)                 844,113
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05              2,700,000(e)               2,702,052
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38              1,500,000                  1,502,545
  Series 2005-C16 Cl A3
   10-15-41               4.62              1,962,000                  1,973,328
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08-22-11               3.17              1,260,191                  1,247,631
  Series 2004-3 Cl A3
   03-17-09               3.30              5,000,000                  4,955,410
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              2,750,000                  2,736,443
Total                                                                133,177,852

Mortgage-backed securities (37.6%)(f,k)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28              2,086,882(j)               2,118,197

Bonds (continued)
Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.14%            $1,835,249(j)              $1,858,152
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              2,476,547                  2,522,586
  Series 2003-11 Cl 4A1
   01-25-19               4.75              1,401,362                  1,401,513
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-12 Cl 3A1
   02-25-35               5.19              2,166,044(j)               2,191,863
Chaseflex Trust
  Series 2005-2 Cl 2A2
   06-25-35               6.50              3,453,833                  3,574,717
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75              1,599,027                  1,594,559
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              2,238,341                  2,353,501
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.65              1,173,689(j)               1,177,069
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.43              1,191,711(j)               1,176,018
Federal Home Loan Mtge Corp
   05-01-13               4.50              2,129,169                  2,137,222
   11-01-14               7.50              1,768,937                  1,886,044
   07-01-16               8.00                    142                        153
   01-01-17               8.00                  1,038                      1,127
   03-01-17               8.50                 12,705                     13,798
   06-01-17               8.50                  4,163                      4,522
   07-01-17               7.00              5,912,492                  6,204,201
   05-01-18               5.50              1,962,852                  2,016,935
   09-01-18               5.00              3,704,708                  3,754,184
   10-01-18               5.00              5,809,495                  5,882,930
   01-01-19               5.50                794,006                    815,884
   09-01-19               8.50                 36,615                     39,867
   04-01-21               9.00                107,581                    117,366
   03-01-22               8.50                232,099                    253,610
   08-01-22               8.50                213,851                    233,767
   02-01-25               8.00                304,288                    329,803
   01-01-32               6.50              4,278,916                  4,461,572
   03-01-32               6.50              1,587,287                  1,655,795
   06-01-32               7.00              1,461,576                  1,546,635
   07-01-32               7.00              5,097,801                  5,374,965

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp (cont.)
   04-01-33               6.00%            $5,788,878                 $6,003,597
   06-01-33               5.50              3,506,704                  3,563,294
   12-01-33               5.00              2,999,300                  2,999,768
  Collateralized Mtge Obligation
   04-15-15               4.50              4,850,000                  4,881,380
   01-15-18               6.50              1,453,071                  1,550,085
   02-15-27               5.00              4,000,000                  4,049,854
   10-15-27               5.00              7,425,000                  7,576,364
   06-15-28               5.00              4,625,000                  4,725,150
   12-15-28               5.50              2,175,000                  2,240,123
   02-15-33               5.50              3,551,116                  3,662,691
  Interest Only
   02-15-14               7.40              1,474,250(g)                 109,183
Federal Natl Mtge Assn
   04-01-14               6.00              2,563,871                  2,659,617
   06-01-15               5.50              4,600,000(b)               4,738,445
   03-01-17               6.50              3,044,497                  3,177,931
   04-01-17               6.50              1,367,657                  1,427,598
   08-01-17               6.00              5,967,578                  6,186,569
   09-01-17               6.00              6,663,434                  6,907,959
   04-01-18               5.00              5,725,252                  5,808,123
   05-01-18               5.50              4,622,627                  4,757,964
   05-01-18               6.00              4,240,149                  4,396,174
   06-01-18               4.50              1,686,147                  1,682,127
   06-01-18               5.00              1,933,820                  1,961,271
   08-01-18               4.50              5,619,941                  5,601,940
   10-01-18               4.50              3,105,666                  3,098,262
   01-01-19               5.50                974,763                  1,001,954
   02-01-19               5.00              2,637,351                  2,669,866
   06-01-20               5.50              4,500,000(b)               4,619,529
   06-01-20               6.00              9,000,000(b)               9,323,441
   07-01-23               5.00              2,890,984                  2,912,594
   07-01-23               5.50              3,366,992                  3,438,720
   09-01-23               5.50              3,621,190                  3,698,334
   12-01-26               8.00                419,391                    453,479
   04-01-27               7.50                442,884                    475,677
   08-01-27               8.00                469,587                    507,446
   01-01-28               6.50                261,912                    273,951
   07-01-28               5.50              1,860,394                  1,895,252
   11-01-28               5.50              3,242,514                  3,303,267
   04-01-29               5.00              3,596,936                  3,596,835
   01-01-30               8.00                368,788                    397,761
   06-01-31               7.00              3,868,363                  4,107,784
   03-01-32               7.50                566,246                    606,250
   04-01-32               7.50                397,172                    424,908

Bonds (continued)
Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   05-01-32               7.50%              $573,968                   $614,699
   06-01-32               7.50              1,364,799                  1,460,107
   07-01-32               6.50              1,034,085                  1,079,934
   08-01-32               6.50              6,100,410                  6,365,411
   08-01-32               7.00                651,536                    688,379
   09-01-32               6.50              2,456,792                  2,556,035
   11-01-32               6.50              1,329,503                  1,390,369
   01-01-33               6.00              4,439,520                  4,577,162
   02-01-33               6.00              9,170,032                  9,476,708
   04-01-33               5.50             20,908,591                 21,281,458
   04-01-33               6.00              9,840,429                 10,210,997
   05-01-33               5.50              5,640,146                  5,731,855
   07-01-33               4.85              2,267,564(j)               2,269,151
   07-01-33               5.50              3,467,471                  3,519,797
   08-01-33               5.50                815,065                    827,365
   11-01-33               7.00              2,721,762                  2,873,773
   01-01-34               6.50              1,514,497                  1,581,582
   09-01-34               4.84              3,940,838(j)               3,976,716
   12-01-34               4.40              1,029,324(j)               1,026,905
   12-01-34               6.50              3,232,068                  3,359,353
  Collateralized Mtge Obligation
   12-25-26               8.00              1,578,516                  1,673,448
  Interest Only
   12-25-12              13.29              1,315,628(g)                  68,593
   12-25-22               3.19              1,178,687(g)                 162,427
   12-25-31               1.19              1,412,165(g)                 227,696
  Principal Only
   09-01-18               4.72                 27,473(h)                  24,115
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.43              2,002,221                  2,043,788
  Series 2005-AA2 Cl 2A1
   04-25-35               5.45              2,619,895                  2,676,301
  Series 2005-AA3 Cl 3A1
   05-25-35               5.44              2,380,039                  2,421,238
  Series 2005-AA4 Cl B1
   06-25-35               5.40                724,909                    735,669
Govt Natl Mtge Assn
   05-15-26               7.50                679,575                    730,627
   12-15-32               6.00              9,762,847                 10,095,530
   07-15-33               5.00              2,541,253                  2,563,921
   10-15-33               5.00              2,595,756                  2,618,480
   10-15-33               5.50              4,102,369                  4,194,641
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00              1,012,063(g)                 108,337
   08-20-32               0.00              4,267,118(g)                 595,315

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34%            $1,393,575(j)              $1,414,576
  Series 2005-AR8 Cl AX1
  Interest Only
   04-25-35               4.50             80,370,000(g,j)             1,054,856
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41              1,459,135(j)               1,464,461
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00              3,856,207                  3,957,047
  Series 2004-7 Cl 8A1
   08-25-19               5.00              1,735,610                  1,744,791
  Series 2004-8 Cl 7A1
   09-25-19               5.00              2,445,120                  2,458,862
  Series 2005-1 Cl 2A1
   02-25-35               6.00              3,173,446                  3,265,202
Structured Adjustable Rate Mtge Loan
  Series 2004-5 Cl B1
   05-25-34               4.62              1,346,417(j)               1,331,876
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50              5,539,682                  5,567,174
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07              2,375,000(j)               2,376,823
  Series 2004-CB2 Cl 6A
   07-25-19               4.50              1,684,910                  1,651,835
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50              3,993,925                  4,063,908
  Series 2005-AR1 Cl 1A1
   02-25-35               4.57              3,636,512(j)               3,636,730
Total                                                                343,967,095

Automotive & related (0.3%)
Lear
  Series B
   08-01-14               5.75              2,625,000                  2,392,953
Nissan Motor Acceptance
   03-08-10               4.63                600,000(d)                 600,354
Total                                                                  2,993,307

Bonds (continued)
Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Banks and savings & loans (3.1%)
Banknorth Group
  Sr Nts
   05-01-08               3.75%            $3,370,000(l)              $3,342,467
JPMorgan Chase & Co
   03-01-15               4.75              2,440,000                  2,428,993
KFW Intl Finance
  (U.S. Dollar)
   10-17-05               2.50              6,275,000(c)               6,250,540
Washington Mutual Bank FA
  Sub Nts
   06-15-11               6.88              2,175,000                  2,428,031
   08-15-14               5.65              2,875,000                  3,042,153
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              9,949,000                 10,940,248
Total                                                                 28,432,432

Broker dealers (0.3%)
Goldman Sachs Group
   07-15-13               4.75              2,115,000                  2,106,773
Morgan Stanley
   03-01-13               5.30                900,000                    928,881
Total                                                                  3,035,654

Cable (0.6%)
Comcast
   03-15-11               5.50              4,915,000                  5,123,543

Energy (0.4%)
Nexen
  (U.S. Dollar)
   03-10-35               5.88              1,705,000(c)               1,683,096
Occidental Petroleum
  Sr Nts
   01-15-12               6.75              1,975,000                  2,223,876
Total                                                                  3,906,972

Energy equipment & services (0.5%)
Halliburton
   10-15-10               5.50              4,405,000                  4,606,027

Finance companies (0.9%)
Citigroup
  Sr Nts
   05-29-15               4.70              8,525,000(b)               8,545,622

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Financial services (1.9%)
Archstone-Smith Operating Trust
   05-01-15               5.25%            $3,070,000                 $3,113,781
Capital One Financial
   06-01-15               5.50              2,555,000                  2,576,403
Pricoa Global Funding I
   06-15-08               4.35              2,435,000(d)               2,444,618
   01-15-10               4.20              9,325,000(d)               9,270,543
Total                                                                 17,405,345

Food (0.6%)
Kraft Foods
   11-01-11               5.63              2,345,000                  2,469,121
   06-01-12               6.25              2,810,000                  3,073,968
Total                                                                  5,543,089

Health care services (0.5%)
Cardinal Health
   06-15-15               4.00              5,350,000                  4,939,805

Industrial transportation (0.9%)
ERAC USA Finance
   05-01-15               5.60              1,750,000(d)               1,795,917
Union Pacific
   04-15-12               6.50              2,520,000                  2,778,751
   05-01-14               5.38              3,145,000                  3,265,110
Total                                                                  7,839,778

Insurance (1.8%)
Allstate
  Sr Nts
   05-09-35               5.55              1,750,000                  1,805,027
ASIF Global Financing XIX
   01-17-13               4.90              5,015,000(d)               5,059,884
ING Security Life Institutional Funding
   01-15-10               4.25              5,350,000(d)               5,327,873
Metropolitan Life Global Funding I
  Sr Nts
   05-05-10               4.50              3,215,000(d)               3,231,110
Pacific Life
   09-15-33               6.60                635,000(d)                 740,969
Total                                                                 16,164,863

Media (0.3%)
News America
   12-15-34               6.20              2,360,000                  2,439,995

Bonds (continued)
Issuer                  Coupon               Principal                 Value(a)
                         rate                 amount

Multi-industry (0.9%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75%            $7,710,000(c)              $8,531,639

Paper & packaging (0.4%)
Weyerhaeuser
   03-15-12               6.75              3,565,000                  3,917,094

Telecom equipment & services (1.8%)
Sprint Capital
   01-30-11               7.63              4,120,000                  4,685,351
   11-15-28               6.88              2,965,000                  3,363,591
TELUS
  (U.S. Dollar)
   06-01-11               8.00              7,367,500(c)               8,593,039
Total                                                                 16,641,981

Utilities -- electric (0.9%)
Dayton Power & Light
  1st Mtge
   10-01-13               5.63                515,000(d)                 534,081
Florida Power
  1st Mtge
   03-01-13               4.80                660,000                    665,999
Ohio Power
  Sr Nts Series H
   01-15-14               4.85              2,545,000                  2,570,272
Westar Energy
  1st Mtge
   07-01-14               6.00              4,150,000                  4,510,888
Total                                                                  8,281,240

Utilities -- telephone (2.1%)
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13               5.25              1,240,000(c)               1,280,709
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00              1,275,000(c,d)             1,293,092
Verizon Pennsylvania
  Series A
   11-15-11               5.65             15,740,000                 16,422,959
Total                                                                 18,996,760

Total bonds
(Cost: $910,141,301)                                                $917,843,333

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Short-term securities (5.9%)(n)
Issuer                 Effective              Amount                   Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (1.3%)
Federal Home Loan Mtge Corp Disc Nt
   06-28-05               2.97%           $10,000,000                 $9,976,939
Federal Natl Mtge Assn Disc Nt
   06-22-05               2.74              1,600,000                  1,597,323
Total                                                                 11,574,262

Short-term securities (continued)
Issuer                 Effective              Amount                   Value(a)
                         yield              payable at
                                             maturity

Commercial paper (4.6%)
Barton Capital
   06-02-05               3.02%           $10,000,000                 $9,998,322
HSBC Finance
   06-01-05               3.07              2,000,000                  1,999,829
Kitty Hawk Funding
   06-01-05               3.02             15,000,000                 14,998,742
Societe Generale North America
   06-27-05               3.04             15,000,000                 14,965,913
Total                                                                 41,962,806

Total short-term securities
 (Cost: $53,541,373)                                                 $53,537,068

Total investments in securities
(Cost: $963,682,674)(o)                                             $971,380,401

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $28,606,835.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At May 31, 2005, the value of foreign securities represented 5.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the value of these securities amounted to $53,569,063 or 5.9% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC    --     Ambac Assurance Corporation
      FGIC     --     Financial Guaranty Insurance Company
      FSA      --     Financial Security Assurance
      MBIA     --     MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at May 31, 2005.

--------------------------------------------------------------------------------
16   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

(h) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at May 31, 2005.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2005.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2005.

(k) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2005:

      Security                  Principal   Settlement   Proceeds       Value
                                 amount        date     receivable
      Federal Natl Mtge Assn
      06-20-20 4.50%          $ 3,425,000    6-16-05   $ 3,377,906  $ 3,408,944
      06-01-35 5.50            22,000,000    6-13-05    22,142,344   22,295,636
      06-01-35 6.00             9,000,000    6-13-05     9,215,156    9,247,500
      06-01-35 6.50            16,700,000    6-13-05    17,362,188   17,347,125

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                         Notional amount

      Purchase contracts
      U.S. Treasury Note, Sept. 2005, 5-year                       $20,000,000

      Sale contracts
      U.S. Treasury Note, Sept. 2005, 10-year                       70,600,000

(m) At May 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(n) Cash collateral received from security lending activity is invested in short-term securities and represents 2.7% of net assets. See Note 4 to the financial statements. 3.2% of net assets is the Portfolio's cash equivalent position.

(o) At May 31, 2005, the cost of securities for federal income tax purposes was $964,717,950 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $10,583,157
      Unrealized depreciation                                       (3,920,706)
                                                                    ----------
      Net unrealized appreciation                                  $ 6,662,451
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Quality Income Portfolio

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
     (identified cost $963,682,674)                                                         $  971,380,401
Dividends and accrued interest receivable                                                        7,252,470
Receivable for investment securities sold                                                       74,507,301
                                                                                                ----------
Total assets                                                                                 1,053,140,172
                                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                    8,527
Payable for investment securities purchased                                                     61,498,339
Payable upon return of securities loaned (Note 4)                                               24,565,000
Accrued investment management services fee                                                          52,004
Other accrued expenses                                                                              82,191
Forward sale commitments, at value (proceeds receivable $52,097,594) (Note 1)                   52,299,205
                                                                                                ----------
Total liabilities                                                                              138,505,266
                                                                                               -----------
Net assets                                                                                  $  914,634,906
                                                                                            ==============
* Including securities on loan, at value (Note 4)                                           $   24,139,420
                                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Statement of operations
Quality Income Portfolio

Year ended May 31, 2005
Investment income
Income:
Interest                                                                                       $42,248,895
Fee income from securities lending (Note 4)                                                        160,492
                                                                                                   -------
Total income                                                                                    42,409,387
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                               4,922,235
Compensation of board members                                                                       11,748
Custodian fees                                                                                     114,200
Audit fees                                                                                          33,000
Other                                                                                               45,780
                                                                                                    ------
Total expenses                                                                                   5,126,963
     Earnings credits on cash balances (Note 2)                                                     (2,043)
                                                                                                    ------
Total net expenses                                                                               5,124,920
                                                                                                 ---------
Investment income (loss) -- net                                                                 37,284,467
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                              3,371,857
     Foreign currency transactions                                                                 (15,574)
     Futures contracts                                                                          (2,636,370)
                                                                                                ----------
Net realized gain (loss) on investments                                                            719,913
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                         21,053,971
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           21,773,884
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                                $59,058,351
                                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
Quality Income Portfolio

Year ended May 31,                                                                   2005                   2004
Operations
Investment income (loss) -- net                                                 $  37,284,467         $   43,667,562
Net realized gain (loss) on investments                                               719,913             10,488,305
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              21,053,971            (66,112,279)
                                                                                   ----------            -----------
Net increase (decrease) in net assets resulting from operations                    59,058,351            (11,956,412)
                                                                                   ----------            -----------
Proceeds from contributions                                                        50,501,206              8,835,237
Fair value of withdrawals                                                        (184,551,000)          (465,582,594)
                                                                                 ------------           ------------
Net contributions (withdrawals) from partners                                    (134,049,794)          (456,747,357)
                                                                                 ------------           ------------
Total increase (decrease) in net assets                                           (74,991,443)          (468,703,769)
Net assets at beginning of year                                                   989,626,349          1,458,330,118
                                                                                  -----------          -------------
Net assets at end of year                                                       $ 914,634,906         $  989,626,349
                                                                                =============         ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

Quality Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2005, the Portfolio has entered into outstanding when-issued securities of $23,873,387 and other forward-commitments of $4,733,448.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
21   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
22   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
23   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.52% to 0.395% annually as the Portfolio's assets increase.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended May 31, 2005, the Portfolio's custodian fees were reduced by $2,043 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,647,379,968 and $2,763,783,105, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $24,139,420 were on loan to brokers. For collateral, the Portfolio received $24,565,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $160,492 for the year ended May 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. INTEREST RATE FUTURES CONTRACTS

At May 31, 2005, investments in securities included securities valued at $296,543 that were pledged as collateral to cover initial margin deposits on 200 open purchase contracts and 706 open sale contracts. The notional market value of the open purchase contracts at May 31, 2005 was $21,753,126 with a net unrealized gain of $66,388. The notional market value of the open sale contracts at May 31, 2005 was $79,965,535 with a net unrealized loss of $258,843. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
24   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended May 31,                                            2005        2004      2003        2002       2001
Ratio of expenses to average daily net assets(a)                       .54%        .54%      .52%        .53%       .52%
Ratio of net investment income (loss) to average daily net assets     3.93%       3.62%     4.33%       4.89%      6.44%
Portfolio turnover rate (excluding short-term securities)              297%        292%      263%        389%       150%
Total return(b)                                                       6.49%       (.77%)    6.56%       5.34%     12.06%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Quality Income Portfolio (a series of Income Trust) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the five-year period ended May 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quality Income Portfolio as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
26   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Selective Fund

May 31, 2005

Assets
Investment in Portfolio (Note 1)                                                                               $914,505,520
Capital shares receivable                                                                                            89,312
                                                                                                                     ------
Total assets                                                                                                    914,594,832
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                   397,638
Capital shares payable                                                                                              213,724
Accrued distribution fee                                                                                             30,297
Accrued service fee                                                                                                     552
Accrued transfer agency fee                                                                                          11,045
Accrued administrative services fee                                                                                   4,996
Other accrued expenses                                                                                               74,007
                                                                                                                     ------
Total liabilities                                                                                                   732,259
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $913,862,573
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $  1,051,806
Additional paid-in capital                                                                                      938,558,301
Excess of distributions over net investment income                                                                 (271,668)
Accumulated net realized gain (loss) (Note 5)                                                                   (32,767,478)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             7,291,612
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $913,862,573
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $591,107,900
                                                            Class B                                            $124,736,789
                                                            Class C                                            $  4,242,590
                                                            Class I                                            $143,290,359
                                                            Class Y                                            $ 50,484,935
Net asset value per share of outstanding capital stock:     Class A shares                   68,029,020        $       8.69
                                                            Class B shares                   14,357,845        $       8.69
                                                            Class C shares                      488,313        $       8.69
                                                            Class I shares                   16,490,222        $       8.69
                                                            Class Y shares                    5,815,214        $       8.68
                                                                                              ---------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Selective Fund

Year ended May 31, 2005
Investment income
Income:
Interest                                                                                                        $42,243,400
Fee income from securities lending                                                                                  160,469
                                                                                                                    -------
Total income                                                                                                     42,403,869
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 5,124,235
Distribution fee
     Class A                                                                                                      1,638,968
     Class B                                                                                                      1,516,008
     Class C                                                                                                         49,992
Transfer agency fee                                                                                               1,198,674
Incremental transfer agency fee
     Class A                                                                                                         82,348
     Class B                                                                                                         39,027
     Class C                                                                                                          1,551
Service fee -- Class Y                                                                                               64,993
Administrative services fees and expenses                                                                           477,298
Compensation of board members                                                                                         9,573
Printing and postage                                                                                                175,100
Registration fees                                                                                                    49,840
Audit fees                                                                                                           11,000
Other                                                                                                                16,615
                                                                                                                     ------
Total expenses                                                                                                   10,455,222
     Expenses waived/reimbursed by AEFC (Note 2)                                                                   (665,654)
                                                                                                                   --------
                                                                                                                  9,789,568
     Earnings credits on cash balances (Note 2)                                                                     (29,958)
                                                                                                                    -------
Total net expenses                                                                                                9,759,610
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  32,644,259
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                        3,371,309
     Foreign currency transactions                                                                                  (15,572)
     Futures contracts                                                                                           (2,636,009)
                                                                                                                 ----------
Net realized gain (loss) on investments                                                                             719,728
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          21,051,280
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            21,771,008
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $54,415,267
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Selective Fund

Year ended May 31,                                                                       2005                       2004
Operations and distributions
Investment income (loss) -- net                                                     $  32,644,259            $   36,407,873
Net realized gain (loss) on investments                                                   719,728                10,487,801
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  21,051,280               (66,106,407)
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                        54,415,267               (19,210,733)
                                                                                       ----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (23,912,310)              (26,365,292)
      Class B                                                                          (4,361,239)               (5,744,369)
      Class C                                                                            (144,617)                 (180,386)
      Class I                                                                          (2,796,739)                       --
      Class Y                                                                          (2,459,415)               (4,136,231)
                                                                                       ----------                ----------
Total distributions                                                                   (33,674,320)              (36,426,278)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                             45,644,903                79,211,532
   Class B shares                                                                      11,147,044                22,932,095
   Class C shares                                                                         642,495                 1,212,212
   Class I shares                                                                     153,620,994                        --
   Class Y shares                                                                      12,950,585                34,353,219
Reinvestment of distributions at net asset value
   Class A shares                                                                      19,053,522                21,394,439
   Class B shares                                                                       3,923,698                 5,231,020
   Class C shares                                                                         127,953                   159,927
   Class I shares                                                                       2,725,902                        --
   Class Y shares                                                                       2,448,606                 4,205,827
Payments for redemptions
   Class A shares                                                                    (195,290,057)             (311,025,257)
   Class B shares (Note 2)                                                            (83,730,597)             (142,694,010)
   Class C shares (Note 2)                                                             (2,216,368)               (4,975,937)
   Class I shares                                                                     (13,407,549)                       --
   Class Y shares                                                                     (53,143,328)             (123,235,606)
                                                                                      -----------              ------------
Increase (decrease) in net assets from capital share transactions                     (95,502,197)             (413,230,539)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                               (74,761,250)             (468,867,550)
Net assets at beginning of year                                                       988,623,823             1,457,491,373
                                                                                      -----------             -------------
Net assets at end of year                                                           $ 913,862,573            $  988,623,823
                                                                                    =============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Selective Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 15.68% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Quality Income Portfolio

The Fund invests all of its assets in Quality Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in investment-grade bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at May 31, 2005 was 99.99%.

--------------------------------------------------------------------------------
30   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $983,881 and accumulated net realized loss has been increased by $983,881.

--------------------------------------------------------------------------------
31   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                      2005             2004
Class A
Distributions paid from
     Ordinary income                             $23,912,310      $26,365,292
     Long-term capital gain                               --               --
Class B
Distributions paid from:
     Ordinary income                               4,361,239        5,744,369
     Long-term capital gain                               --               --
Class C
Distributions paid from:
     Ordinary income                                 144,617          180,386
     Long-term capital gain                               --               --
Class I*
Distributions paid from:
     Ordinary income                               2,796,739              N/A
     Long-term capital gain                               --              N/A
Class Y
Distributions paid from:
     Ordinary income                               2,459,415        4,136,231
     Long-term capital gain                               --               --

* Inception date was July 15, 2004

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $    182,805
Accumulated long-term gain (loss)                                $(29,747,019)
Unrealized appreciation (depreciation)                           $  4,214,318

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
32   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $377,503 for Class A, $209,403 for Class B and $1,184 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 0.94% for Class A, 1.69% for Class B, 1.69% for Class C, 0.63% for Class I and 0.77% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $481,790, $127,820, $4,547 and $51,497, respectively. Beginning June 1, 2005, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's transfer agency fees were reduced by $29,958 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
33   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2005
                                              Class A        Class B      Class C       Class I*       Class Y
Sold                                        5,297,822      1,289,751       74,421     17,736,298     1,500,618
Issued for reinvested distributions         2,202,977        453,875       14,795        314,693       283,580
Redeemed                                  (22,628,707)    (9,719,218)    (256,820)    (1,560,769)   (6,147,313)
                                          -----------     ----------     --------     ----------    ----------
Net increase (decrease)                   (15,127,908)    (7,975,592)    (167,604)    16,490,222    (4,363,115)
                                          -----------     ----------     --------     ----------    ----------

* Inception date was July 15, 2004.
                                                                  Year ended May 31, 2004
                                              Class A        Class B      Class C        Class I       Class Y
Sold                                        9,074,746      2,637,527      139,541            N/A     3,953,216
Issued for reinvested distributions         2,467,221        603,159       18,441            N/A       485,010
Redeemed                                  (35,892,994)   (16,404,096)    (573,651)           N/A   (14,229,946)
                                          -----------    -----------     --------         ------   -----------
Net increase (decrease)                   (24,351,027)   (13,163,410)    (415,669)           N/A    (9,791,720)
                                          -----------    -----------     --------         ------    ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $29,747,019 at May 31, 2005, that if not offset by capital gains will expire as follows:

                       2011                 2013                2014
                    $24,224,582          $5,017,493           $504,944

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
34   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005        2004        2003       2002         2001
Net asset value, beginning of period                                     $8.50       $8.88       $8.74      $8.74        $8.32
                                                                         -----       -----       -----      -----        -----
Income from investment operations:
Net investment income (loss)                                               .31         .28         .33        .40          .52
Net gains (losses) (both realized and unrealized)                          .20        (.38)        .18        .02          .42
                                                                         -----       -----       -----      -----        -----
Total from investment operations                                           .51        (.10)        .51        .42          .94
                                                                         -----       -----       -----      -----        -----
Less distributions:
Dividends from net investment income                                      (.32)       (.28)       (.33)      (.40)        (.52)
Distributions from realized gains                                           --          --        (.04)      (.02)          --
                                                                         -----       -----       -----      -----        -----
Total distributions                                                       (.32)       (.28)       (.37)      (.42)        (.52)
                                                                         -----       -----       -----      -----        -----
Net asset value, end of period                                           $8.69       $8.50       $8.88      $8.74        $8.74
                                                                         -----       -----       -----      -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $591        $707        $955     $1,042       $1,004
Ratio of expenses to average daily net assets(b)                          .94%(c)    1.00%        .98%       .98%         .97%
Ratio of net investment income (loss) to average daily net assets        3.54%       3.17%       3.89%      4.45%        6.01%
Portfolio turnover rate (excluding short-term securities)                 297%        292%        263%       389%         150%
Total return(d)                                                          6.06%      (1.17%)      6.05%      4.85%       11.52%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.02% for the year ended May 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005        2004        2003       2002         2001
Net asset value, beginning of period                                     $8.50       $8.88       $8.74      $8.74        $8.32
                                                                         -----       -----       -----      -----        -----
Income from investment operations:
Net investment income (loss)                                               .24         .21         .27        .33          .45
Net gains (losses) (both realized and unrealized)                          .20        (.38)        .18        .02          .42
                                                                         -----       -----       -----      -----        -----
Total from investment operations                                           .44        (.17)        .45        .35          .87
                                                                         -----       -----       -----      -----        -----
Less distributions:
Dividends from net investment income                                      (.25)       (.21)       (.27)      (.33)        (.45)
Distributions from realized gains                                           --          --        (.04)      (.02)          --
                                                                         -----       -----       -----      -----        -----
Total distributions                                                       (.25)       (.21)       (.31)      (.35)        (.45)
                                                                         -----       -----       -----      -----        -----
Net asset value, end of period                                           $8.69       $8.50       $8.88      $8.74        $8.74
                                                                         -----       -----       -----      -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $125        $190        $315       $342         $264
Ratio of expenses to average daily net assets(b)                         1.69%(c)    1.76%       1.74%      1.73%        1.73%
Ratio of net investment income (loss) to average daily net assets        2.78%       2.40%       3.12%      3.67%        5.25%
Portfolio turnover rate (excluding short-term securities)                 297%        292%        263%       389%         150%
Total return(d)                                                          5.26%      (1.92%)      5.25%      4.06%       10.69%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.78% for the year ended May 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005        2004        2003       2002         2001(b)
Net asset value, beginning of period                                     $8.50       $8.88       $8.74      $8.74        $8.40
                                                                         -----       -----       -----      -----        -----
Income from investment operations:
Net investment income (loss)                                               .24         .21         .27        .33          .42
Net gains (losses) (both realized and unrealized)                          .20        (.38)        .18        .02          .34
                                                                         -----       -----       -----      -----        -----
Total from investment operations                                           .44        (.17)        .45        .35          .76
                                                                         -----       -----       -----      -----        -----
Less distributions:
Dividends from net investment income                                      (.25)       (.21)       (.27)      (.33)        (.42)
Distributions from realized gains                                           --          --        (.04)      (.02)          --
                                                                         -----       -----       -----      -----        -----
Total distributions                                                       (.25)       (.21)       (.31)      (.35)        (.42)
                                                                         -----       -----       -----      -----        -----
Net asset value, end of period                                           $8.69       $8.50       $8.88      $8.74        $8.74
                                                                         -----       -----       -----      -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4          $6         $10         $9           $4
Ratio of expenses to average daily net assets(c)                         1.69%(d)    1.76%       1.75%      1.74%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets        2.79%       2.40%       3.07%      3.64%        5.16%(e)
Portfolio turnover rate (excluding short-term securities)                 297%        292%        263%       389%         150%
Total return(f)                                                          5.26%      (1.92%)      5.24%      4.06%        9.27%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.79% for the year ended May 31, 2005.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
37   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005(b)
Net asset value, beginning of period                                    $8.55
                                                                        -----
Income from investment operations:
Net investment income (loss)                                              .29
Net gains (losses) (both realized and unrealized)                         .15
                                                                        -----
Total from investment operations                                          .44
                                                                        -----
Less distributions:
Dividends from net investment income                                     (.30)
                                                                        -----
Net asset value, end of period                                          $8.69
                                                                        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $143
Ratio of expenses to average daily net assets(c)                         .63%(d)
Ratio of net investment income (loss) to average daily net assets       3.92%(d)
Portfolio turnover rate (excluding short-term securities)                297%
Total return(e)                                                         5.25%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
38   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005        2004        2003       2002         2001
Net asset value, beginning of period                                     $8.49       $8.88       $8.74      $8.74        $8.32
                                                                         -----       -----       -----      -----        -----
Income from investment operations:
Net investment income (loss)                                               .32         .29         .35        .42          .53
Net gains (losses) (both realized and unrealized)                          .20        (.39)        .18        .02          .42
                                                                         -----       -----       -----      -----        -----
Total from investment operations                                           .52        (.10)        .53        .44          .95
                                                                         -----       -----       -----      -----        -----
Less distributions:
Dividends from net investment income                                      (.33)       (.29)       (.35)      (.42)        (.53)
Distributions from realized gains                                           --          --        (.04)      (.02)          --
                                                                         -----       -----       -----      -----        -----
Total distributions                                                       (.33)       (.29)       (.39)      (.44)        (.53)
                                                                         -----       -----       -----      -----        -----
Net asset value, end of period                                           $8.68       $8.49       $8.88      $8.74        $8.74
                                                                         -----       -----       -----      -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $50         $86        $177       $188         $218
Ratio of expenses to average daily net assets(b)                          .77%(c)     .84%        .82%       .81%         .82%
Ratio of net investment income (loss) to average daily net assets        3.70%       3.30%       4.04%      4.61%        6.16%
Portfolio turnover rate (excluding short-term securities)                 297%        292%        263%       389%         150%
Total return(d)                                                          6.24%      (1.13%)      6.22%      5.02%       11.70%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.86% for the year ended May 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
39   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Selective Fund (a series of AXP Income Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the five-year period ended May 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Selective Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
40   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Selective Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.02401
July 26, 2004                                                          0.02400
Aug. 25, 2004                                                          0.02494
Sept. 24, 2004                                                         0.02500
Oct. 25, 2004                                                          0.02587
Nov. 24, 2004                                                          0.02641
Dec. 22, 2004                                                          0.02736
Jan. 27, 2005                                                          0.02650
Feb. 24, 2005                                                          0.02800
March 30, 2005                                                         0.02800
April 28, 2005                                                         0.02800
May 26, 2005                                                           0.02800
Total distributions                                                   $0.31609

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01871
July 26, 2004                                                          0.01849
Aug. 25, 2004                                                          0.01960
Sept. 24, 2004                                                         0.01966
Oct. 25, 2004                                                          0.02034
Nov. 24, 2004                                                          0.02106
Dec. 22, 2004                                                          0.02235
Jan. 27, 2005                                                          0.01993
Feb. 24, 2005                                                          0.02297
March 30, 2005                                                         0.02196
April 28, 2005                                                         0.02286
May 26, 2005                                                           0.02301
Total distributions                                                   $0.25094

--------------------------------------------------------------------------------
41   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01867
July 26, 2004                                                          0.01856
Aug. 25, 2004                                                          0.01964
Sept. 24, 2004                                                         0.01966
Oct. 25, 2004                                                          0.02036
Nov. 24, 2004                                                          0.02107
Dec. 22, 2004                                                          0.02236
Jan. 27, 2005                                                          0.01997
Feb. 24, 2005                                                          0.02298
March 30, 2005                                                         0.02199
April 28, 2005                                                         0.02289
May 26, 2005                                                           0.02300
Total distributions                                                   $0.25115

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
July 26, 2004                                                          0.00854
Aug. 25, 2004                                                          0.02657
Sept. 24, 2004                                                         0.02739
Oct. 25, 2004                                                          0.02828
Nov. 24, 2004                                                          0.02859
Dec. 22, 2004                                                          0.02896
Jan. 27, 2005                                                          0.02933
Feb. 24, 2005                                                          0.03017
March 30, 2005                                                         0.03070
April 28, 2005                                                         0.03043
May 26, 2005                                                           0.03031
Total distributions                                                   $0.29927

--------------------------------------------------------------------------------
42   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.02497
July 26, 2004                                                          0.02523
Aug. 25, 2004                                                          0.02621
Sept. 24, 2004                                                         0.02618
Oct. 25, 2004                                                          0.02707
Nov. 24, 2004                                                          0.02761
Dec. 22, 2004                                                          0.02847
Jan. 27, 2005                                                          0.02787
Feb. 24, 2005                                                          0.02912
March 30, 2005                                                         0.02935
April 28, 2005                                                         0.02914
May 26, 2005                                                           0.02910
Total distributions                                                   $0.33032

--------------------------------------------------------------------------------
43   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
44   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses
                                                  account value        account value    paid during         Annualized
                                                  Dec. 1, 2004         May 31, 2005    the period(a)       expense ratio
Class A
     Actual(b)                                       $1,000              $1,023.80       $4.79(c)              .95%
     Hypothetical (5% return before expenses)        $1,000              $1,020.19       $4.78(c)              .95%
Class B
     Actual(b)                                       $1,000              $1,020.00       $8.56(c)             1.70%
     Hypothetical (5% return before expenses)        $1,000              $1,016.45       $8.55(c)             1.70%
Class C
     Actual(b)                                       $1,000              $1,020.00       $8.56(c)             1.70%
     Hypothetical (5% return before expenses)        $1,000              $1,016.45       $8.55(c)             1.70%
Class I
     Actual(b)                                       $1,000              $1,025.50       $3.13                 .62%
     Hypothetical (5% return before expenses)        $1,000              $1,021.84       $3.13                 .62%
Class Y
     Actual(b)                                       $1,000              $1,024.70       $3.94(c)              .78%
     Hypothetical (5% return before expenses)        $1,000              $1,021.04       $3.93(c)              .78%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +2.38% for Class A, +2.00% for Class B, +2.00% for Class C, +2.55% for Class I and +2.47% for Class Y.

(c) Beginning June 1, 2005, AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Under this agreement, net expenses will not exceed 0.89% for Class A; 1.64% for Class B; 1.64% for Class C and 0.72% for Class Y. If this agreement had been in place for the entire six-month period ended May 31, 2005, the actual expenses paid would have been: $4.49 for Class A, $8.26 for Class B, $8.26 for Class C and $3.63 for Class Y; the hypothetical expenses paid would have been: $4.48 for Class A, $8.25 for Class B, $8.25 for Class C and $3.63 for Class Y.

--------------------------------------------------------------------------------
45   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
46   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
47   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
48   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
49   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are relatively high for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
50   --   AXP SELECTIVE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Income Series, Inc. were as follows:

                        2005 - $11,000;                       2004 - $10,884

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Income Series, Inc. were as follows:

                        2005 - $211;                          2004 - $224

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP Income Series, Inc. were as follows:

                        2005 - $2,550;                        2004 - $2,275

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for AXP Income Series, Inc. were as follows:

                        2005 - $461;                          2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $75,900;                       2004 - $71,000

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

* 2004 represents bills paid 6/1/03 - 5/31/04
  2005 represents bills paid 6/1/04 - 5/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Income Series, Inc.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005


By                        /s/ Jeffrey P. Fox
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                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2005